Exhibit 10(ii)

AMENDMENT NO. 3 TO THE CREDIT AGREEMENT
This AMENDMENT NO. 3 TO THE CREDIT AGREEMENT (this “Amendment”), dated as of August 21, 2018, is entered into by and among (1) CLEARWATER PAPER CORPORATION, a Delaware corporation (the “Borrower”); (2) Lenders (as defined below) constituting the Required Lenders (as defined in the Credit Agreement referred to below); and (3) NORTHWEST FARM CREDIT SERVICES, PCA (“NWFCS”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”):
WHEREAS the Borrower, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent have previously entered into that certain Credit Agreement, dated as of October 31, 2016 (as amended and in effect immediately prior to the date hereof, the “Existing Credit Agreement” and as the same may be amended, restated, supplemented or otherwise modified and in effect from time to time, including, but not limited to, by this Amendment, the “Credit Agreement”);
WHEREAS the Borrower has requested that the Administrative Agent and the Required Lenders make amendments to the Existing Credit Agreement as set forth in this Amendment; and
WHEREAS the Administrative Agent and the Lenders and Voting Participants that are signatories hereto, constituting Required Lenders, are willing to grant such request on the terms and subject to the conditions set forth in this Amendment;
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Definitions. Capitalized terms are used in this Amendment as defined in the Credit Agreement unless otherwise defined herein.

2.Amendments to the Existing Credit Agreement. On the terms of this Amendment and subject to the satisfaction of the conditions precedent set forth in Section 3 below:

(a)Section 1.1 of the Existing Credit Agreement is hereby amended by adding the following definitions thereto in appropriate alphabetical order:

“Permitted Subsidiary-1 Equity Sale” means the sale by Cellu Tissue Holdings, Inc. (a) of all of the Equity Interests of Cellu Tissue-CityForest LLC and (b) or its Affiliates of certain other assets more specifically set forth in the definitive sale agreement with respect thereto.
(b)Section 8.4 of the Existing Credit Agreement is hereby amended by (i) deleting “and” at the end of subclause (e), (ii) re-lettering subclause (f) as subclause (g) and (iii) adding new subclause (f) as follows:
“(f) the Permitted Subsidiary-1 Equity Sale; and”.

3.Conditions Precedent to the Effectiveness of this Amendment. The provisions of Sections 2, 5(a) and 5(b) of this Amendment are conditioned upon, and such provisions shall not be effective until, satisfaction of the following conditions (the first date on which all of the following conditions have been satisfied being referred to herein as the “Amendment Effective Date”):

(a)The Administrative Agent shall have received, on behalf of the Lenders, this Amendment, duly executed and delivered by the Borrower, the Required Lenders and the Administrative Agent (and consented to by the Guarantors);

(b)The Administrative Agent shall have received a corresponding amendment to the Commercial Bank Facility, duly executed by each party thereto (and consented to by the Guarantors (as defined under the Commercial Bank Facility)) in form and substance reasonably satisfactory to the Administrative Agent;

(c)No Default or Event of Default shall have occurred and be continuing;

(d)The representations and warranties set forth in this Amendment shall be true and correct in all material respects as of the Amendment Effective Date (except to the extent any such representation and warranty is expressly stated to have been made as of a specific date, in which case it shall be true and correct as of such specific date); and

(e)(i) The Administrative Agent shall have received a substantially final copy of the definitive equity purchase agreement (together with all schedules and exhibits thereto) with respect to the Permitted Subsidiary-1 Equity Sale, in form and substance reasonably acceptable to the Administrative Agent (the “Definitive Agreement”), it being agreed that the form of the Definitive Agreement delivered to the Administrative Agent on August 20, 2018 is reasonably acceptable, (ii) the Definitive Agreement shall not have been altered, amended or otherwise changed or supplemented or any provision waived or consented to in a manner that is materially adverse to the Administrative Agent or the Lenders without the prior written consent of the Administrative Agent (such consent not to be unreasonably withheld, delayed or conditioned) and (iii) the Permitted Subsidiary-1 Equity Sale shall have been consummated in all material respects in accordance with the Definitive Agreement.

4.Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment and to amend the Existing Credit Agreement in the manner provided in this Amendment, the Borrower represents and warrants to the Administrative Agent and each Lender as follows:
(a)Authorization of Agreements; Enforceability. The Borrower has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment in accordance with its terms. This Amendment has been duly executed and delivered by duly authorized officers of the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal Debtor Relief Laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.
(b)Representations and Warranties in the Credit Agreement. The Borrower confirms that as of the Amendment Effective Date, (i) the representations and warranties contained in Article VI of the Credit Agreement are true and correct in all material respects (except to the extent any such representation and warranty is expressly stated to have been made as of a specific date, in which case it shall be true and correct as of such specific date) and (ii) no Default or Event of Default has occurred and is continuing.

5.Miscellaneous.

(a)Consummation of Permitted Subsidiary-1 Equity Sale. On the terms of this Amendment and subject to the satisfaction of the conditions precedent set forth in Section 3 above, the parties hereto acknowledge and agree that upon the consummation of the Permitted Subsidiary-1 Equity Sale:

i.All Guarantees provided by Cellu Tissue-CityForest LLC as a Subsidiary Guarantor pursuant to the Loan Documents shall be automatically terminated.

ii.All Liens in (x) the Equity Interests in, and the assets of, Cellu Tissue-CityForest LLC and (y) those assets of Cellu Tissue Holdings, Inc. or its Affiliates, solely to the extent being sold in the Permitted Subsidiary-1 Equity Sale, in each case, granted to the Administrative Agent for the benefit of the Secured Parties pursuant to the Loan Documents shall be automatically and immediately discharged, released and terminated.

iii.The Borrower is authorized to file a UCC-3 termination statement in connection with the Permitted Subsidiary-1 Equity Sale, in the form attached hereto as Exhibit A.

iv.If requested by the Borrower, the Administrative Agent shall confirm in a writing addressed to the Borrower and/or the purchaser under the Definitive Agreement the effectiveness of the matters set forth in Sections 5(a)(i), (a)(ii) and (a)(iii).

(b)Reference to and Effect on the Existing Credit Agreement and the other Loan Documents.
i.Except as specifically amended by this Amendment and the documents executed and delivered in connection herewith, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed by the Borrower in all respects.

ii.The execution and delivery of this Amendment and performance of the Credit Agreement shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under, the Existing Credit Agreement or any of the other Loan Documents.

iii.Upon the conditions precedent set forth herein being satisfied, this Amendment shall be construed as one with the Existing Credit Agreement, and the Existing Credit Agreement shall, where the context requires, be read and construed throughout so as to incorporate this Amendment.

iv.If there is any conflict between the terms and provisions of this Amendment and the terms and provisions of the Credit Agreement or any other Loan Document, the terms and provisions of this Amendment shall govern.

(c)Expenses. The Borrower expressly acknowledges its obligations under Section 11.3 of the Credit Agreement (Expenses; Indemnity) with respect to this Amendment.

(d)Headings. Section and subsection headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

(e)Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes. Delivery of an executed counterpart of this Amendment by electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment.

(f)Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

(g)Loan Modification. By its execution of this Amendment, the Borrower hereby authorizes the Administrative Agent to consider this Amendment its application for loan modification on the terms and conditions set forth herein.

6.Loan Documents. This Amendment is a Loan Document as defined in the Credit Agreement, and the provisions of the Credit Agreement generally applicable to Loan Documents are applicable hereto and incorporated herein by this reference.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:
CLEARWATER PAPER CORPORATION,
a Delaware corporation
By:     /s/ John Hertz
Name:    John D. Hertz
Title:     SVP, Finance and CFO

NORTHWEST FARM CREDIT SERVICES, PCA,
as Administrative Agent and a Lender

By:     /s/ Suann Harris
Name:    Suann Harris
Title:     Relationship Manager, VP

The undersigned hereby acknowledge and consent to the foregoing Amendment and confirm and agree that the Guaranty executed by the undersigned in connection with the Credit Agreement remains in full force and effect in accordance with its terms and is hereby reaffirmed, confirmed and ratified by the undersigned, and the undersigned hereby confirm that the representations and warranties contained in such Guaranty (including any incorporated by reference to the Credit Agreement) are (before and after giving effect to this Amendment) true and correct in all material respects (except to the extent any such representation and warranty is expressly stated to have been made as of a specific date, in which case it shall be true and correct in all material respects as of such specific date); provided that, if a representation and warranty is qualified as to materiality, the materiality qualifier set forth above shall be disregarded with respect to such representation and warranty for purposes of this confirmation.

GUARANTORS:

CELLU TISSUE HOLDINGS, INC.

By: /s/ John Hertz
Name: John D. Hertz
Title: Sr. Vice President, Finance
and Chief Financial Officer

CELLU TISSUE - LONG ISLAND, LLC

By: /s/ John Hertz
Name: John D. Hertz
Title: Sr. Vice President, Finance
and Chief Financial Officer

CELLU TISSUE-CITYFOREST LLC

By: /s/ John Hertz
Name: John D. Hertz
Title: Sr. Vice President, Finance
and Chief Financial Officer

CELLU TISSUE CORPORATION-NEENAH

By: /s/ John Hertz
Name: John D. Hertz
Title: Sr. Vice President, Finance
and Chief Financial Officer

CELLU TISSUE CORPORATION - OKLAHOMA CITY

By: /s/ John Hertz
Name: John D. Hertz
Title: Sr. Vice President, Finance
and Chief Financial Officer

CELLU TISSUE - THOMASTON, LLC

By: /s/ John Hertz
Name: John D. Hertz
Title: Sr. Vice President, Finance
and Chief Financial Officer

CLEARWATER FIBER, LLC

By: /s/ John Hertz
Name: John D. Hertz
Title: Sr. Vice President, Finance
and Chief Financial Officer

TRULY BRANDS, LLC

By: /s/ John Hertz
Name: John D. Hertz
Title: Sr. Vice President, Finance
and Chief Financial Officer

MANCHESTER INDUSTRIES INC. OF VIRGINIA

By: /s/ John Hertz
Name: John D. Hertz
Title: Sr. Vice President, Finance
and Chief Financial Officer

EXHIBIT A

Form of UCC-3 Termination Statement

(Attached)